UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 18, 2018

NEWBRIDGE GLOBAL VENTURES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11730	84-1089377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 East 1820 North

Orem, UT 84097

(Address of Principal Executive Offices)

801-362-2115

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Consulting Agreement

On June 18, 2018, New Bridge Global Ventures, Inc. (the “Company”) entered into a Consulting Agreement and Registration Rights Agreement with Go Fund, LLC (the “Consultant). Under the Agreement, the Consultant will consulting services related to the cannabis industry and certain strategic acquisitions within the cannabis industry.  The Company will issue 800,000 shares in exchange for the Consultant’s services.

A form of the Consulting Agreement is filed as Exhibits 99.1 to this Current Report on Form 8-K.

.

Item 9.01	Exhibits.

Exhibits. The following exhibits are being filed herewith:

Exhibit Number 99.1	Description of Exhibits Consulting and Registration Rights Agreement dated June 18, 2018

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 18th day of June, 2018.

NEWBRIDGE GLOBAL VENTURES, INC.
By:	/s/ Mark T. Mersman
	Name:	Mark T. Mersman
	Title:	Chief Executive Officer

Exhibit Index to Current Report on Form 8-K

Exhibit Number 99.1	Description of Exhibits Consulting and Registration Rights Agreement dated June 18, 2018